UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY INVESTMENT GRADE BOND FUND
CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

		Classic Series
	Annual Report • December 31, 2004 SMITH BARNEY INVESTMENT GRADE BOND FUND
DAVID A. TORCHIA PORTFOLIO MANAGER	GERALD J. CULMONE PORTFOLIO MANAGER
DAVID A.TORCHIA
David A. Torchia has more than 19 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.	What’s Inside

	Letter from the Chairman	1
	Manager Overview	2
	Fund at a Glance	4
	Fund Expenses	5
	Fund Performance	7
	Historical Performance	8
GERALD J. CULMONE	Schedule of Investments	9
Gerald J. Culmone has more than 16 years of securities business experience. Mr. Culmone holds a BS in Finance from Rider University.	Statement of Assets and Liabilities	16
	Statement of Operations	17
	Statements of Changes in Net Assets	18
	Financial Highlights	19
	Notes to Financial Statements	21
	Report of Independent Registered Public Accounting Firm	27
FUND OBJECTIVE	Additional Information	28
The fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in “investment-grade” fixed-income securities and related investments.	Important Tax Information	31

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)[i] growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP rose a solid 4.0%. While fourth quarter GDP figures have not yet been released, we expect continued growth.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that the Fed would start raising rates to ward off the threat of inflation. As we expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November, and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target by 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions affected fund performance.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer February 3, 2005

1	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

M A N A G E R O V E R V I E W

Market Overview

As widely anticipated, the Fed raised its federal funds target rate during 2004, bringing it to 2.25% at year end, from 1.00%, which had been its lowest level in more than 40 years. After the end of the fund’s reporting period, at its February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Even though we believed the market fully expected the 25-basis-pointiv hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.”[v] The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury market rallied after the Fed’s initial 25-basis-point rate hike, and remained range-bound for the remainder of the year.

Investors spent much of the year dissecting language from the Fed’s statements for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recession.vi Although a series of one-off events – surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. – undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year,vii but the pace of improvements has been uneven from month-to-month. Given the combination of strong GDP results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy appears to us to be firing on all cylinders.

Mortgage-backed securities generally outperformed U.S. Treasury securities of comparable duration during the year. Overall, U.S. Government agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. U.S. Treasuries generally finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

PERFORMANCE SNAPSHOT AS OF DECEMBER 31, 2004 (excluding sales charges) (unaudited)
	6 Months	12 Months
Investment Grade Bond Fund– Class A Shares	7.29%	6.47%
Lehman Brothers Long Term Credit Bond Index	10.36%	9.38%
Citigroup Credit Index 10+	10.33%	9.72%
Lipper Corporate Debt Funds A-Rated Category Average	4.25%	4.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 7.02%, Class C shares returned 6.91% and Class Y shares returned 7.49% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 5.94%, Class C shares returned 5.86% and Class Y shares returned 6.87% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 224 funds for the six-month period and among the 214 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

2	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Performance Review

For the 12 months ended December 31, 2004, Class A shares of the Smith Barney Investment Grade Bond Fund, excluding sales charges, returned 6.47%. In comparison, the fund’s unmanaged benchmarks, the Lehman Brothers Long Term Credit Bond Indexviii and the Citigroup Credit Index 10+,ix returned 9.38% and 9.72%, respectively, for the same period. The Lipper Corporate Debt Funds A Rated Category Average[x] was 4.09%.

Factors Impacting Fund Performance

We decreased our allocations to U.S. Treasury, U.S. Government agency and asset-backed securities early in 2004 in favor of increased exposure to corporate bonds, which subsequently outperformed these other three sectors for the period. Throughout the period, market volatility remained relatively low and credit fundamentals remained strong, which we believe supported rich valuations and the tightest corporate spread levels since

1998. We continue to position the fund defensively on interest rates and maintain a shorter duration for the fund’s portfolio versus the benchmark index.

Thank you for your investment in the Smith Barney Investment Grade Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Gerald J. Culmone Vice President and Investment Officer February 3, 2005	David A. Torchia Vice President and Investment Officer

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the fund is subject to credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the fund’s shares. The fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The fund is subject to certain risks of overseas investing, including changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
v	Source: Federal Reserve Board; Statements following meetings on December 14, 2004, November 10, 2004 and September 21, 2004.
vi	Source: Based upon gross domestic product data from the Bureau of Economic Analysis.
vii	Based upon data from the U.S. Department of Labor.
viii	The Lehman Brothers Long Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.
ix	The Citigroup Credit Index 10+ is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years.
x

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 214 funds in the fund’s Lipper category, and excluding sales charges.

3	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

4	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	7.29%	$1,000.00	$1,072.90	1.05%	$5.47
Class B	7.02	1,000.00	1,070.20	1.56	8.12
Class C(4)	6.91	1,000.00	1,069.10	1.63	8.48
Class Y	7.49	1,000.00	1,074.90	0.63	3.29

(1)	For the six months ended December 31, 2004.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

5	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.86	1.05%	$5.33
Class B	5.00	1,000.00	1,017.29	1.56	7.91
Class C(3)	5.00	1,000.00	1,016.94	1.63	8.26
Class Y	5.00	1,000.00	1,021.97	0.63	3.20

(1)	For the six months ended December 31, 2004.
(2)

Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

6	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	6.47%	5.94%	5.86%	6.87%
Five Years Ended 12/31/04	9.00	8.44	8.49	9.38
Ten Years Ended 12/31/04	9.10	8.55	8.61	N/A
Inception* through 12/31/04	8.38	10.14	7.22	7.11
	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	1.67%	1.45%	4.87%	6.87%
Five Years Ended 12/31/04	8.00	8.29	8.49	9.38
Ten Years Ended 12/31/04	8.60	8.55	8.61	N/A
Inception* through 12/31/04	7.97	10.14	7.22	7.11

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/94 through 12/31/04)	138.86%
Class B (12/31/94 through 12/31/04)	127.21
Class C(3)(12/31/94 through 12/31/04)	128.33
Class Y (Inception* through 12/31/04)	84.28

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%, Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment. The 1.00% sales charge is no longer imposed effective February 2, 2004.

*	Inception dates for Class A, B, C and Y shares is November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.

7	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lehman Brothers Long Term Credit Bond Index, the Citigroup Credit Index 10+ and Lipper Corporate Debt Funds A-Rated Average†

December 1994 — December 2004

†

Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2004. The Lehman Brothers Long Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds. The Citigroup Credit Index 10+ (formerly known as Salomon Smith Barney Credit Index 10+), is a broad-based unmanaged index of investment-grade corporate bonds with maturities of ten years or more. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds A-Rated Average is composed of the Fund’s peer group of 214 mutual funds as of December 31, 2004. The performance of the Fund’s other classes may be greater or less than the performance of Class B shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

8	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Schedule of Investments	December 31, 2004
FACE AMOUNT	RATING(a)	SECURITY	VALUE
CORPORATE NOTES AND BONDS — 83.2%
Aerospace and Defense — 2.6%
$6,500,000	A	The Boeing Co., Debentures, 6.875% due 10/15/43	$7,345,930
1,000,000	A	Honeywell International Inc., Debentures, 6.625% due 6/15/28	1,155,154
4,000,000	BBB	Northrop-Grumman Corp., Debentures, 7.750% due 2/15/31	5,137,596
5,000,000	BBB-	Raytheon Co., Debentures, 7.200% due 8/15/27	5,935,360
5,250,000	A	United Technologies Corp., Debentures, 7.500% due 9/15/29	6,713,401
			26,287,441
Agricultural Equipment — 0.7%
5,000,000	A-	Deere &; Co., Debentures, 8.100% due 5/15/30	6,770,250
Automotive — 2.3%
6,500,000	BBB	DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27	7,247,610
5,000,000	BBB-	Ford Motor Co., Notes, 7.450% due 7/16/31	5,043,225
10,000,000	BBB-	General Motors Corp., Sr. Debentures, 8.375% due 7/15/33	10,389,520
			22,680,355
Banking — 9.6%
4,000,000	BBB-	Astoria Financial Corp., Notes, 5.750% due 10/15/12	4,158,200
4,700,000	Baa2*	Banco Mercantil del Norte, S.A./Cayman Islands, Sub. Notes, 5.875% due 2/17/14 (b)(c)	4,841,000
5,000,000	A	Bank of America Corp., Sub. Notes, 7.400% due 1/15/11	5,799,060
6,250,000	A	Bank of New York Co., Inc., Sr. Sub. Notes, 3.400% due 3/15/13 (b)	6,090,412
6,850,000	A	Bank One Corp., Sub. Notes, 5.900% due 11/15/11	7,379,183
5,750,000	A-	BB&;T Corp., Sub. Notes, 6.375% due 6/30/05 (b)	5,851,044
6,000,000	A	HSBC Holdings PLC, Notes, 7.625% due 5/17/32 (c)	7,447,644
4,975,000	BBB	Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (b)	4,798,392
7,100,000	A	National City Bank of Indiana, Sub. Notes, 4.250% due 7/1/18	6,413,487
6,500,000	BBB+	PNC Funding Corp., Sub. Notes, 6.125% due 2/15/09	6,960,987
5,000,000	BBB-	Sovereign Bank, Sub. Notes, 4.375% due 8/1/13 (b)	4,994,830
5,800,000	A-	Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (c)	7,405,156
5,625,000	A+	SunTrust Bank, Sub. Notes, 5.450% due 12/1/17	5,783,659
6,000,000	A+	U.S. Bank, N.A., Notes, 4.950% due 10/30/14	6,033,492
5,800,000	A	Wachovia Bank, N.A., Sub. Notes, 7.800% due 8/18/10	6,819,791
4,850,000	BBB-	Webster Bank, Sub. Notes, 5.875% due 1/15/13	5,094,343
			95,870,680
Basic Materials — 0.9%
6,000,000	A-	Alcoa Inc., Notes, 6.000% due 1/15/12	6,563,946
2,000,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	2,441,638
			9,005,584
Beverages — 0.7%
7,125,000	A	Diageo Capital PLC, Notes, 4.850% due 5/15/18	6,896,536
Building/Construction — 0.4%
4,000,000	BBB+	Masco Corp., Notes, 6.500% due 8/15/32	4,409,384
Chemicals — 0.5%
3,715,000	BBB+	Rohm & Haas Co., Debentures, 7.850% due 7/15/29	4,861,434
Consumer Sundries — 0.6%
5,000,000	AA-	The Procter & Gamble Co., Debentures, 6.450% due 1/15/26	5,708,570

See Notes to Financial Statements.

9	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Schedule of Investments (continued)	December 31, 2004
FACE AMOUNT	RATING(a)	SECURITY	VALUE
Drugs — 2.5%
$3,435,000	AA	Eli Lilly & Co., Notes, 7.125% due 6/1/25	$4,163,656
5,000,000	AA-	Merck & Co. Inc., Debentures, 5.950% due 12/1/28	5,191,725
5,850,000	A	Wyeth, Notes, 6.500% due 2/1/34	6,262,390
7,500,000	AA+	Zeneca Wilmington, Inc., Debentures, 7.000% due 11/15/23	8,992,830
			24,610,601
Electric — 6.6%
5,750,000	A	Alabama Power Co., Sr. Notes, Series S, 5.875% due 12/1/22	6,095,362
4,950,000	BBB	Appalachian Power Co., Sr. Notes, Series H, 5.950% due 5/15/33	5,018,389
4,500,000	BBB	Carolina Power & Light Co., First Mortgage Bonds, 6.125% due 9/15/33	4,808,735
5,000,000	A-	Commonwealth Edison Co., First Mortgage Bonds, 5.875% due 2/1/33	5,267,075
		Consolidated Edison Co. of New York, Debentures:
3,000,000	A	Series 2002-B, 4.875% due 2/1/13	3,052,575
4,500,000	A	Series 2003-B, 3.850% due 6/15/13	4,253,251
5,000,000	BBB	Duke Energy Corp., Sr. Notes, 6.450% due 10/15/32	5,395,145
4,950,000	BBB	Entergy Gulf States, Inc., First Mortgage Bonds, 6.200% due 7/1/33	4,967,162
7,175,000	A	Florida Power & Light Co., First Mortgage Bonds, 5.625% due 4/1/34	7,379,265
5,855,000	A	KeySpan Corp., Notes, 6.150% due 6/1/06	6,097,403
925,000	A-	MidAmerican Energy Co., Medium-Term Notes, 6.750% due 12/30/31	1,079,483
5,515,000	BBB	NiSource Finance Corp., Notes, 3.200% due 11/1/06	5,467,880
8,175,000	BBB+	United Utilities PLC, Notes, 4.550% due 6/19/18	7,507,438
			66,389,163
Electronics/Computers — 1.9%
5,000,000	A-	Dell Inc., Debentures, 7.100% due 4/15/28	6,023,855
6,275,000	A+	International Business Machines Corp., Debentures, 7.000% due 10/30/25	7,463,109
5,000,000	BBB	Motorola, Inc., Debentures, 6.500% due 9/1/25	5,368,065
			18,855,029
Finance — 14.1%
6,325,000	A+	American Express Co., Notes, 4.875% due 7/15/13	6,432,234
7,125,000	BBB+	AMVESCAP PLC., Sr. Notes, 5.900% due 1/15/07	7,458,813
4,500,000	BBB-	Capital One Financial Corp., Notes, 7.250% due 5/1/06	4,718,754
7,000,000	A	CIT Group, Inc., Sr. Notes, 4.750% due 12/15/10	7,122,150
7,090,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	7,065,674
6,600,000	A+	Credit Suisse First Boston (USA), Inc., Notes, 4.700% due 6/1/09	6,759,852
7,175,000	BBB-	Ford Motor Credit Co., Notes, 7.875% due 6/15/10	7,913,932
9,000,000	AAA	General Electric Capital Corp., Global Medium-Term Notes, Series A, 6.000% due 6/15/12	9,825,156
7,000,000	A-	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	7,313,796
7,250,000	AA-	International Lease Finance Corp., Medium-Term Notes, Series O, 4.375% due 11/1/09	7,273,961
6,600,000	A	JPMorgan Chase & Co., Sub. Notes, 6.625% due 3/15/12	7,398,197
5,000,000	A	Lehman Brothers Holdings Inc., Sr. Notes, 8.800% due 3/1/15	6,341,150
		MBNA Corp., Sr. Medium-Term Notes:
800,000	BBB	6.250% due 1/17/07	842,188
4,735,000	BBB	4.625% due 9/15/08	4,813,175
		Merrill Lynch & Co., Notes:
1,600,000	A+	6.875% due 11/15/18	1,850,832
5,000,000	A+	6.750% due 6/1/28	5,583,620
5,000,000	A+	Morgan Stanley, Notes, 7.250% due 4/1/32	6,027,165
7,500,000	A	Nationwide Building Society, Bonds, 5.000% due 8/1/15 (c)	7,551,833
5,670,000	AAA	Prudential Holdings, LLC, Notes, Series B, FSA-Insured, 7.245% due 12/18/23 (c)	6,749,262
6,800,000	A	SLM Corp., Medium-Term Notes, Series A, 5.625% due 8/1/33	6,750,299
4,530,000	AA-	State Street Corp., Notes, 7.350% due 6/15/26	5,500,045

See Notes to Financial Statements.

10	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Schedule of Investments (continued)	December 31, 2004
FACE AMOUNT	RATING(a)	SECURITY	VALUE
Finance — 14.1% (continued)
$5,000,000	BBB+	Washington Mutual, Inc., Sub. Notes, 4.625% due 4/1/14	$4,789,100
5,225,000	BBB	WMC Finance USA Ltd., Notes, 5.125% due 5/15/13	5,218,683
			141,299,871
Food Chains — 0.7%
6,150,000	A	McDonald’s Corp., Debentures, 6.375% due 1/8/28	6,895,165
Foods — 5.1%
1,275,000	A+	Archer-Daniels-Midland Co.,Debentures,6.625% due 5/1/29	1,466,903
5,700,000	A	Campbell Soup Co., Debentures, 8.875% due 5/1/21	7,765,338
5,000,000	BBB+	General Mills Inc., Notes, 6.000% due 2/15/12	5,433,590
2,500,000	BBB+	Kellogg Co., Debentures, Series B, 7.450% due 4/1/31	3,158,148
8,525,000	BBB+	Kraft Foods Inc., Notes, 6.500% due 11/1/31	9,436,715
5,000,000	BBB	Safeway Inc., Notes, 6.500% due 3/1/11	5,482,910
5,000,000	A+	Sara Lee Corp., Notes, 6.250% due 9/15/11	5,547,820
5,000,000	A+	Sysco Corp., Notes, 4.750% due 7/30/05	5,050,910
7,500,000	A+	Unilever Capital Corp., Sr. Notes, 5.900% due 11/15/32	7,959,007
			51,301,341
Forestry Products — 1.1%
5,025,000	BBB-	Domtar Inc., Notes, 5.375% due 12/1/13	4,983,745
5,000,000	BBB	Willamette Industries, Inc., Debentures, 7.350% due 7/1/26	5,845,155
			10,828,900
Insurance — 4.8%
8,000,000	AAA	AIG SunAmerica Global Financing X, Bonds, 6.900% due 3/15/32 (c)	9,448,904
5,000,000	AA	Allstate Financial Global Funding, Notes, 5.250% due 2/1/07 (c)	5,170,970
4,750,000	BBB	Humana Inc., Sr. Notes, 6.300% due 8/1/18	4,882,971
4,005,000	BBB	Infinity Property and Casualty Corp., Sr. Notes, Series B,5.500% due 2/18/14	3,963,781
6,575,000	AA-	New York Life Insurance Co., Notes, 5.875% due 5/15/33 (c)	6,826,586
5,000,000	A+	Progressive Corp., Sr. Notes, 6.625% due 3/1/29	5,562,215
7,170,000	A	UnitedHealth Group Inc., Notes, 3.300% due 1/30/08	7,064,522
4,535,000	BBB+	Wellpoint Health Networks Inc., Notes, 6.375% due 1/15/12	5,002,545
			47,922,494
Manufacturing — 2.5%
5,000,000	AA	Illinois Tool Works Inc., Notes, 5.750% due 3/1/09	5,362,095
5,850,000	A+	Nucor Corp., Sr. Notes, 4.875% due 10/1/12	6,003,018
5,000,000	A	PPG Industries, Inc., Debentures, 9.000% due 5/1/21	6,506,240
7,000,000	A-	V.F. Corp., Notes, 6.000% due 10/15/33	7,169,253
			25,040,606
Medical Products and Services — 1.0%
4,500,000	A-	Baxter International Inc., Notes, 5.250% due 5/1/07	4,648,932
4,775,000	BBB	Quest Diagnostics Inc., Sr. Notes, 6.750% due 7/12/06	5,009,281
			9,658,213
Multimedia — 4.5%
5,000,000	BBB-	Clear Channel Communications, Inc.,Sr.Notes,5.000% due 3/15/12	4,960,335
4,500,000	BBB	Comcast Corp., Notes, 7.050% due 3/15/33	5,165,978
4,411,000	BBB-	Cox Communications Inc., Notes, 7.750% due 11/1/10	5,058,791
5,000,000	BBB-	News America Holdings Inc., Sr. Debentures, 8.500% due 2/23/25	6,380,185
5,000,000	BBB+	Time Warner Cos., Inc., Sr. Debentures, 7.570% due 2/1/24	5,897,600

See Notes to Financial Statements.

11	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Schedule of Investments (continued)	December 31, 2004
FACE AMOUNT	RATING(a)	SECURITY	VALUE
Multimedia — 4.5% (continued)
		Viacom Inc.:
$5,000,000	A-	Debentures, 8.625% due 8/1/12	$6,171,710
5,825,000	A-	Sr. Notes, 7.700% due 7/30/10	6,824,984
4,450,000	BBB+	The Walt Disney Co., Global Notes, 6.375% due 3/1/12	4,963,027
			45,422,610
Oil and Gas — 9.1%
4,750,000	BBB+	AGL Capital Corp., Sr. Notes, 4.950% due 1/15/15	4,699,047
4,800,000	BBB+	Burlington Resources Finance Co., Notes, 6.680% due 2/15/11	5,371,512
4,925,000	BBB+	Consolidated Natural Gas Co., Debentures, 6.800% due 12/15/27	5,566,240
7,025,000	A	Equitable Resources, Inc., Notes, 5.150% due 11/15/12	7,294,908
3,100,000	A-	Global Marine Inc., Notes, 7.000% due 6/1/28	3,575,056
6,400,000	AA	Lasmo (USA),Inc., Notes, 7.300% due 11/15/27	7,888,979
5,000,000	BBB+	Marathon Oil Corp., Debentures, 9.125% due 1/15/13	6,354,200
4,850,000	BBB-	Nexen Inc., Notes, 5.050% due 11/20/13	4,825,056
8,225,000	A	Norsk Hydro A/S, Debentures, 6.800% due 1/15/28	9,482,693
5,000,000	BBB	Ocean Energy, Inc., Sr. Notes, 7.500% due 9/15/27	5,863,670
4,600,000	BBB+	Precision Drilling Corp., Notes, 5.625% due 6/1/14	4,798,665
5,600,000	A-	Tosco Corp., Notes, 8.125% due 2/15/30	7,498,170
6,350,000	A-	TransCanada PipeLines Ltd., Medium-Term Notes, 7.700% due 6/15/29	8,064,462
5,050,000	BBB	Valero Energy Corp., Notes, 4.750% due 6/15/13	4,997,212
5,000,000	BBB-	XTO Energy Inc., Sr. Notes, 4.900% due 2/1/14	4,998,010
			91,277,880
Publishing — 0.7%
5,900,000	A	Knight-Ridder Inc., Debentures, 6.875% due 3/15/29	6,920,098
Real Estate — 1.5%
4,720,000	BBB	Boston Properties Inc., Sr. Notes, 6.250% due 1/15/13	5,129,045
4,450,000	BBB+	EOP Operating L.P., Notes, 7.500% due 4/19/29	5,173,757
4,475,000	BBB	Vornado Realty L.P., Notes, 5.625% due 6/15/07	4,648,715
			14,951,517
Retail — 2.5%
2,500,000	A-	CVS Corp., Exchange Notes, 5.625% due 3/15/06	2,564,218
3,750,000	BBB	Kroger Co., Sr. Notes, 6.750% due 4/15/12	4,240,163
4,530,000	BBB	Limited Inc., Debentures, 6.950% due 3/1/33	4,943,938
6,300,000	A+	Lowe’s Cos., Inc., Debentures, 6.875% due 2/15/28	7,453,895
4,775,000	A-	Nordstrom, Inc, Sr. Debentures, 6.950% due 3/15/28	5,374,177
			24,576,391
Telecommunications — 3.2%
5,956,000	A	Ameritech Capital Funding, Debentures, 6.450% due 1/15/18	6,489,336
7,000,000	A	BellSouth Telecommunications, Inc., Debentures, 5.850% due 11/15/45	6,768,741
5,000,000	BBB-	Sprint Capital Corp., Notes, 6.900% due 5/1/19	5,606,550
4,950,000	BBB+	Telecom Italia Capital, Notes, 4.000% due 1/15/10 (c)	4,858,875
8,500,000	A+	Verizon Virginia Inc., Debentures, Series A, 4.625% due 3/15/13	8,302,885
			32,026,387
Transportation — 1.5%
6,000,000	BBB+	Burlington Northern Santa Fe Corp., Sr. Notes, 5.900% due 7/1/12	6,495,300
		Union Pacific Corp., Pass-Through Certificates:
6,850,000	A	4.698% due 1/2/24	6,683,031
2,000,000	A	Series 2004-1, 5.404% due 7/2/25	2,046,390
			15,224,721

See Notes to Financial Statements.

12	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Schedule of Investments (continued)	December 31, 2004
FACE AMOUNT	RATING(a)	SECURITY	VALUE
Wireless Communications — 1.6%
$3,675,000	A	AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31	$4,970,173
5,000,000	A	Cingular Wireless LLC, Sr. Notes, 7.125% due 12/15/31	5,728,150
5,000,000	A	Vodafone Group PLC, Notes, 6.250% due 11/30/32	5,463,990
			16,162,313
		TOTAL CORPORATE NOTES AND BONDS (Cost — $791,727,415)	831,853,534
ASSET-BACKED SECURITIES — 1.7%
6,050,000	AAA	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23	6,369,736
10,000,000	AAA	Capital One Master Trust, Series 2001-8A, Class A, 4.600% due 8/17/09	10,210,380
		TOTAL ASSET-BACKED SECURITIES (Cost — $16,514,681)	16,580,116
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
2,500,000	AAA	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.510% due 12/15/29	2,505,687
1,350,000	AAA	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR10, Class A3B, 3.890% due 10/25/33 (b)	1,346,798
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $3,862,415)	3,852,485
U.S. GOVERNMENT SECTOR — 5.0% U.S. Treasury Obligations — 0.7%
7,000,000		U.S.Treasury Notes, 4.375% due 8/15/12	7,169,260
U.S. Government Agency Obligations — 4.3%
25,000,000		Fannie Mae, Benchmark Notes, 6.625% due 11/15/30	29,891,775
8,077,964		Fannie Mae, Series 2003-111, Class HR, 3.750% due 5/25/30	7,966,902
146,797		Federal National Mortgage Association (FNMA), 6.500% due 9/1/28-1/1/29	154,269
4,396,229		Government National Mortgage Association (GNMA), 6.500% due 3/15/28 — 3/15/29	4,636,082
			42,649,028
		TOTAL U.S. GOVERNMENT SECTOR (Cost — $46,023,999)	49,818,288
SOVEREIGN DEBT — 4.4%
Canada — 2.6%
5,600,000	A	Province of Nova Scotia, Debentures, 7.250% due 7/27/13	6,696,267
		Province of Quebec, Debentures:
5,000,000	A+	7.500% due 7/15/23	6,385,745
5,000,000	A+	7.500% due 9/15/29	6,522,065
5,000,000	AA-	Province of Saskatchewan, Debentures, 8.000% due 2/1/13	6,161,120
			25,765,197
Italy — 0.5%
3,800,000	AA-	Republic of Italy, Debentures, 6.875% due 9/27/23	4,540,806
Mexico — 0.6%
5,000,000	BBB-	Pemex Project Funding Master Trust, Notes, 9.125% due 10/13/10	6,007,500
Supranational — 0.7%
6,650,000	A	Corporación Andina de Fomento, Notes, 6.875% due 3/15/12	7,486,105
		TOTAL SOVEREIGN DEBT (Cost — $39,748,880)	43,799,608

See Notes to Financial Statements.

13	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Schedule of Investments (continued)	December 31, 2004
FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 3.6%
$36,081,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $36,087,525 (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $36,802,793) (Cost — $36,081,000)	$36,081,000
	TOTAL INVESTMENTS — 98.3% (Cost — $933,958,390**)	981,985,031
	Other Assets in Excess of Liabilities — 1.7%	17,462,475
	TOTAL NET ASSETS — 100.0%	$999,447,506

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody’s Investors Service.
(b)	Variable rate security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

**	Aggregate cost for federal income tax purposes is $938,134,731.

See page 15 for definitions of ratings.

See Notes to Financial Statements.

14	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “BB” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB	—

Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “Baa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

15	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004
ASSETS:
Investments, at value (Cost — $933,958,390)	$981,985,031
Cash	27
Interest receivable	13,995,477
Receivable for Fund shares sold	5,906,486
Prepaid expenses	39,480
Total Assets	1,001,926,501
LIABILITIES:
Payable for Fund shares reacquired	1,538,456
Investment advisory fee payable	362,582
Transfer agency services payable	200,418
Administration fee payable	158,417
Distribution plan fees payable	117,543
Directors’ fees payable	10,971
Accrued expenses	90,608
Total Liabilities	2,478,995
Total Net Assets	$999,447,506
NET ASSETS:
Par value of shares of beneficial interest (Note 6)	$77,672
Capital paid in excess of par value	953,444,662
Overdistributed net investment income	(3,613,854)
Accumulated net realized gain from investment transactions	1,512,385
Net unrealized appreciation of investments	48,026,641
Total Net Assets	$999,447,506
Shares Outstanding:
Class A	33,985,120
Class B	14,197,846
Class C	4,716,084
Class Y	24,772,610
Net Asset Value:
Class A (and redemption price)	$12.88
Class B*	$12.85
Class C*	$12.81
Class Y (and redemption price)	$12.87
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$13.49
*	Redemption price is NAV of Class B and Class C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004
INVESTMENT INCOME:
Interest	$52,472,030
EXPENSES:
Investment advisory fee (Note 2)	4,213,899
Distribution plan fees (Notes 2 and 4)	2,878,450
Administration fee (Note 2)	1,841,671
Transfer agency services (Notes 2 and 4)	998,651
Shareholder communications (Note 4)	101,011
Custody	75,243
Directors’ fees	52,237
Registration fees	48,681
Audit and legal	46,800
Other	21,174
Total Expenses	10,277,817
Less: Investment advisory fee waiver (Notes 2 and 8)	(106,740)
Net Expenses	10,171,077
Net Investment Income	42,300,953
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain from investment transactions	14,582,223
Net change in unrealized appreciation/depreciation of investments	4,108,548
Net Gain on Investments	18,690,771
Increase in Net Assets From Operations	$60,991,724

See Notes to Financial Statements.

17	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,
	2004	2003
OPERATIONS:
Net investment income	$42,300,953	$40,395,735
Net realized gain	14,582,223	34,473,901
Net change in unrealized appreciation/depreciation	4,108,548	(30,328,907)
Increase in Net Assets From Operations	60,991,724	44,540,729
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(46,334,893)	(42,122,063)
Net realized gains	(17,320,560)	(1,642,342)
Decrease in Net Assets From Dividends and Distributions to Shareholders	(63,655,453)	(43,764,405)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	225,164,001	349,381,122
Net asset value of shares issued for reinvestment of dividends and distributions	35,281,394	25,499,084
Cost of shares reacquired	(209,775,202)	(267,444,138)
Increase in Net Assets From Fund Share Transactions	50,670,193	107,436,068
Increase in Net Assets	48,006,464	108,212,392
NET ASSETS:
Beginning of year	951,441,042	843,228,650
End of year*	$999,447,506	$951,441,042
* Includes overdistributed net investment income of:	$(3,613,854)	$(1,743,415)

See Notes to Financial Statements.

18	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.92		$12.88	$12.10	$11.73	$11.22
Income From Operations:
Net investment income	0.56		0.58	0.62	0.74 (2)	0.73
Net realized and unrealized gain	0.25		0.08	0.83	0.37 (2)	0.50
Total Income From Operations	0.81		0.66	1.45	1.11	1.23
Less Dividends and Distributions From:
Net investment income	(0.62)		(0.60)	(0.64)	(0.74)	(0.72)
Net realized gains	(0.23)		(0.02)	—	—	—
Return of Capital	—		—	(0.03)	—	—
Total Dividends and Distributions	(0.85)		(0.62)	(0.67)	(0.74)	(0.72)
Net Asset Value, End of Year	$12.88		$12.92	$12.88	$12.10	$11.73
Total Return(3)	6.47%		5.22%	12.43%	9.70%	11.36%
Net Assets, End of Year (millions)	$438		$420	$384	$288	$218
Ratios to Average Net Assets:
Expenses	1.05	%(4)	1.03%	1.03%	1.00%	1.03%
Net investment income	4.37		4.45	5.06	6.10 (2)	6.44
Portfolio Turnover Rate	43%		53%	52%	39%	77%

Class B Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.89		$12.86	$12.08	$11.71	$11.21
Income From Operations:
Net investment income	0.50		0.51	0.56	0.67 (2)	0.66
Net realized and unrealized gain	0.24		0.08	0.83	0.38 (2)	0.50
Total Income From Operations	0.74		0.59	1.39	1.05	1.16
Less Dividends and Distributions From:
Net investment income	(0.55)		(0.54)	(0.58)	(0.68)	(0.66)
Net realized gains	(0.23)		(0.02)	—	—	—
Return of Capital	—		—	(0.03)	—	—
Total Dividends and Distributions	(0.78)		(0.56)	(0.61)	(0.68)	(0.66)
Net Asset Value, End of Year	$12.85		$12.89	$12.86	$12.08	$11.71
Total Return(3)	5.94%		4.65%	11.88%	9.17%	10.73%
Net Assets, End of Year (millions)	$182		$208	$211	$161	$151
Ratios to Average Net Assets:
Expenses	1.55	%(4)	1.52%	1.54%	1.51%	1.54%
Net investment income	3.87		3.94	4.56	5.59 (2)	5.93
Portfolio Turnover Rate	43%		53%	52%	39%	77%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class A shares would have been $0.75, $0.36 and 6.15%, respectively. In addition, for Class B shares, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.68, $0.37 and 5.65%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

The investment adviser voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such voluntarily fees were not waived, the actual expense ratios for Class A and Class B shares would have been 1.06% and 1.56%, respectively.

See Notes to Financial Statements.

19	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.87		$12.83	$12.06	$11.69	$11.19
Income From Operations:
Net investment income	0.49		0.52	0.56	0.68 (3)	0.67
Net realized and unrealized gain	0.24		0.08	0.83	0.38 (3)	0.50
Total Income From Operations	0.73		0.60	1.39	1.06	1.17
Less Dividends and Distributions From:
Net investment income	(0.56)		(0.54)	(0.59)	(0.69)	(0.67)
Net realized gains	(0.23)		(0.02)	—	—	—
Return of Capital	—		—	(0.03)	—	—
Total Dividends and Distributions	(0.79)		(0.56)	(0.62)	(0.69)	(0.67)
Net Asset Value, End of Year	$12.81		$12.87	$12.83	$12.06	$11.69
Total Return(4)	5.86%		4.80%	11.91%	9.28%	10.81%
Net Assets, End of Year (millions)	$60		$54	$70	$39	$20
Ratios to Average Net Assets:
Expenses	1.57	%(5)	1.44%	1.47%	1.41%	1.47%
Net investment income	3.85		4.02	4.61	5.60 (3)	6.00
Portfolio Turnover Rate	43%		53%	52%	39%	77%

Class Y Shares(2)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.91		$12.87	$12.09	$11.72	$11.22
Income From Operations:
Net investment income	0.62		0.63	0.67	0.78 (3)	0.77
Net realized and unrealized gain	0.24		0.08	0.82	0.37 (3)	0.49
Total Income From Operations	0.86		0.71	1.49	1.15	1.26
Less Dividends and Distributions From:
Net investment income	(0.67)		(0.65)	(0.68)	(0.78)	(0.76)
Net realized gains	(0.23)		(0.02)	—	—	—
Return of Capital	—		—	(0.03)	—	—
Total Dividends and Distributions	(0.90)		(0.67)	(0.71)	(0.78)	(0.76)
Net Asset Value, End of Year	$12.87		$12.91	$12.87	$12.09	$11.72
Total Return(4)	6.87%		5.62%	12.84%	10.07%	11.66%
Net Assets, End of Year (millions)	$319		$269	$178	$149	$135
Ratios to Average Net Assets:
Expenses	0.64	%(5)	0.64%	0.67%	0.68%	0.69%
Net investment income	4.79		4.84	5.44	6.43 (3)	6.78
Portfolio Turnover Rate	43%		53%	52%	39%	77%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class L shares would have been $0.69, $0.37 and 5.65%, respectively. For Class Y shares, ratio of net investment income to average net assets would have been 6.49%. In addition, for Class Y shares, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)

The investment adviser voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratios for Class C and Class Y shares would have been 1.58% and 0.65%, respectively.

See Notes to Financial Statements.

20	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Notes to Financial Statements
1.	Organization and Significant Accounting Policies

Smith Barney Investment Grade Bond Fund (“Fund”), a separate investment fund of Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then based on market quotations for securities of similar type, yield and maturity. When market quotations are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Dividends and Distributions to Shareholders. Dividends from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,163,501 has been reclassified between accumulated net realized gain from investment transactions and overdistributed net investment income as a result of permanent

21	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Notes to Financial Statements (continued)

differences attributable to differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gain for tax. This reclassification has no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc.(“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets up to $500 million and 0.42% of the Fund’s average daily net assets thereafter. This fee is calculated daily and paid monthly.

During the year ended December 31, 2004, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $106,740.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets thereafter. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended December 31, 2004, the Fund paid transfer agent fees of $342,736 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

For the year ended December 31, 2004, CGM and its affiliates received sales charges of approximately $1,437,000 and $5,000 on sales of the Fund’s Class A and C shares, respectively. In addition, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$3,000	$522,000	$6,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

22	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Notes to Financial Statements (continued)
3.	Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$408,793,214
Sales	404,967,779

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$53,516,267
Gross unrealized depreciation	(9,665,967)
Net unrealized appreciation	$43,850,300

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

		Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees		$1,062,171	$1,427,235	$389,044
For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:
	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$615,592	$266,398	$116,448	$213
For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:
	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$50,111	$38,510	$11,751	$639

23	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Notes to Financial Statements (continued)
5.	Dividends and Distributions Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003
Class A
Net investment income	$20,404,845	$19,212,224
Net realized gains	7,638,266	731,262
Total	$28,043,111	$19,943,486
Class B
Net investment income	$8,135,878	$9,209,024
Net realized gains	3,244,211	363,854
Total	$11,380,089	$9,572,878
Class C
Net investment income	$2,439,328	$2,485,535
Net realized gains	1,017,236	94,620
Total	$3,456,564	$2,580,155
Class Y
Net investment income	$15,354,842	$11,215,280
Net realized gains	5,420,847	452,606
Total	$20,775,689	$11,667,886

6.	Capital Shares

At December 31, 2004, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,172,583	$92,466,786	11,051,132	$143,605,947
Shares issued on reinvestment	1,843,785	23,646,310	1,257,495	16,352,332
Shares reacquired	(7,556,503)	(97,258,910)	(9,549,007)	(123,662,971)
Net Increase	1,459,865	$18,854,186	2,759,620	$36,295,308
Class B
Shares sold	2,102,060	$27,092,254	5,453,250	$70,851,471
Shares issued on reinvestment	705,637	9,032,731	555,999	7,218,512
Shares reacquired	(4,714,417)	(60,469,283)	(6,335,181)	(81,797,129)
Net Decrease	(1,906,720)	$(24,344,298)	(325,932)	$(3,727,146)
Class C†
Shares sold	1,669,603	$21,483,548	2,630,357	$34,651,279
Shares issued on reinvestment	203,817	2,602,353	140,107	1,816,581
Shares reacquired	(1,376,416)	(17,634,051)	(4,004,633)	(52,309,840)
Net Increase (Decrease)	497,004	$6,451,850	(1,234,169)	$(15,841,980)
Class Y
Shares sold	6,544,677	$84,121,413	7,755,527	$100,272,425
Shares issued on reinvestment	—	—	8,490	111,659
Shares reacquired	(2,638,149)	(34,412,958)	(759,980)	(9,674,198)
Net Increase	3,906,528	$49,708,455	7,004,037	$90,709,886
†	On April 29, 2004, Class L shares were renamed as Class C shares.

24	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Notes to Financial Statements (continued)
7.	Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

	2004	2003
Ordinary income	$46,737,391	$42,122,063
Net long-term capital gains	16,918,062	1,642,342
Total distributions paid	$63,655,453	$43,764,405

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$1,489,300
Undistributed long-term capital gains – net	585,572
Total undistributed earnings	2,074,872
Unrealized appreciation	43,850,300	*
Total accumulated earnings	$45,925,172
*

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The Fund paid an ordinary income distribution of $4,045,632, to shareholders of record on January 25, 2005. This distribution will be reflected in the financial statements for the fiscal year ended December 31, 2005.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

25	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Notes to Financial Statements (continued)

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

26	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 18, 2005

27	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Investment Grade Bond Fund (“Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (April 2000 to present); Partner in Law Firm of Murov & Ades, Esq. (from November 1970 to March 2000)	16	None

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	50	None

Frank G. Hubbard 87 Whittredge Road Summit, NJ 07901 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998) Vice President of S&S Industries (chemical distribution) (from 1995 to 1998)	16	None

Jerome H. Miller c/o Smith Barney Mutual Funds 125 Broad Street New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	16	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group Inc. (since 1963)	16	None

28	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM(from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM(from 1998 to 2000)

				N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

David A. Torchia CAM 399 Park Avenue, 4th Floor New York, NY10022 Birth Year: 1959	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

Gerald J. Culmone CAM 399 Park Avenue, 4th Floor New York, NY10022 Birth Year: 1964	Vice President and Investment Officer	Since 2002	Director of CGM	N/A	N/A

29	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of

				N/A	N/A
	Chief Compliance Officer	Since 2004

Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer: SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management, Inc.

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

______________
*	Each Director and officer serves until his or her respective successor had been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

30	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2004:

Record Date: Payable Date:	Monthly Monthly
Interest from Federal Obligations	1.65%

Additionally, the Fund paid long-term capital gain distributions of $.0911 and $.1320 per share to shareholders of record on July 27, 2004 and December 14, 2004, respectively.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

31	Smith Barney Investment Grade Bond Fund |	2004 Annual Report

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SMITH BARNEY INVESTMENT GRADE BOND FUND

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard
Jerome Miller
Ken Miller

OFFICERS

R. Jay Gerken, CFA
President and Chief
Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

David A. Torchia
Vice President and
Investment Officer

Gerald J. Culmone
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

Smith Barney Investment Funds Inc.

Smith Barney Investment Grade
Bond Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY INVESTMENT
GRADE BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

© 2004 Citigroup Global Markets Inc. Member NASD, SIPC FD00317 2/05	05-7896

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Investment Funds Inc. were $55,000 and $55,000 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Smith Barney Investment Funds Inc. of $4,700 and $4,700 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Funds Inc.

(d)	All Other Fees for Smith Barney Investment Funds Inc. of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds Inc. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Investment Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Investment Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.
Date:	March 9, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.
Date:	March 9, 2005

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Smith Barney Investment Funds Inc.
Date:	March 9, 2005